Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2022
Property and equipment, net
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2021	2022
	RMB	RMB
Electronic equipment	15,443	16,391
Office equipment and furniture	7,209	7,559
Leasehold improvement	13,700	14,021
Total	36,352	37,971
Less: Accumulated depreciation	(26,487)	(30,681)
Net book value	9,865	7,290